UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2004

Penwest Pharmaceuticals Co.

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Juris- diction of Incorporation	000-23467 (Commission File Number)	91-1513032 (IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11 Danbury, Connecticut (Address of Principal Executive Offices)	06810-5120 (Zip Code)

Registrant’s telephone number, including area code: (877) 736-9378

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

On Monday, September 20, 2004, Endo Pharmaceuticals Inc. issued a press release stating that:

“Endo has received a recent communication from the FDA with respect to the additional clinical trial of the extended-release tablet version of oxymorphone (oxymorphone ER) that the FDA had requested. In this communication, the FDA has asked Endo to clarify some aspects of the analysis of the study outcome prior to granting final approval of this protocol pursuant to the FDA’s Special Protocol Assessment process. This additional request does not affect the already agreed upon design of the oxymorphone ER clinical trial. Endo is in the process of complying with this request.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: September 21, 2004	By:	/s/ Jennifer L. Good
Jennifer L. Good
Senior Vice President, Finance and Chief Financial Officer